UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

RMR MORTGAGE TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	001-34383	20-4649929
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Newton Place

255 Washington Street, Suite 300

Newton, MA 02458

(Address of principal executive offices, including zip code)

(617) 332-9530

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest	RMRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “Company”, “we”, “us”, and “our” refer to RMR Mortgage Trust and certain of its subsidiaries, unless the context indicates otherwise.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Business Change

On January 5, 2021, the Securities and Exchange Commission issued an order pursuant to Section 8(f) of the Investment Company Act of 1940 (the “1940 Act”) declaring that we had ceased to be an investment company under the 1940 Act. The issuance of the Deregistration Order enables us to proceed with full implementation of our new business mandate to operate as a real estate investment trust that focuses primarily on originating and investing in first mortgage whole loans secured by middle market and transitional commercial real estate (the “Business Change”).

In connection with the Business Change, our Board of Trustees (the “Board,” and each member, a “Trustee”) previously approved revisions to our governing documents, including our Amended and Restated Bylaws (the “Bylaws”), which became effective January 5, 2021. On March 23, 2021, the Board approved further amendments to our Bylaws to include voting standards in connection with trustee elections and other matters brought before a meeting of our shareholders that had been inadvertently excluded from the Bylaws and were intended to be adopted as of January 5, 2021 (the “Bylaw Amendment”). The Bylaw Amendment became effective immediately upon its approval and adoption by the Board.

As amended, the Bylaws currently provide that (1) Trustees shall be elected by a plurality of the votes cast in an uncontested election; (2) Trustees shall be elected by a majority of all the votes entitled to be cast in a contested election; and (3) a majority of all the votes cast shall be required to approve any other matter submitted by the Board to our shareholders for approval or otherwise voted upon by our shareholders.

The foregoing summary of the Bylaw Amendment is qualified in its entirety by reference to the full text of the Bylaw Amendment, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events

Risk Factors

In connection with the Business Change, we have updated our disclosures regarding the principal risks to which we may be subject. The updated disclosure is filed herewith as Exhibit 99.1, and such disclosure is incorporated herein by reference.

Description of Our Securities

Exhibit 4.1 to this Current Report on Form 8-K sets forth a description of our securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference.

List of Our Subsidiaries

A list of our subsidiaries is filed as Exhibit 21.1 hereto and incorporated herein by reference.

Trustee Compensation

In connection with the Business Change, we also updated our Trustee compensation arrangements. A summary of our currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment to the Amended and Restated Bylaws of RMR Mortgage Trust, dated March 23, 2021
4.1	Description of Securities
10.1	Summary of Trustee Compensation
21.1	Subsidiaries of the Company
99.1	Summary of Principal Risk Factors
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMR MORTGAGE TRUST

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Date:  March 24, 2021